Exhibit 10.5

WHEN RECORDED

PLEASE RETURN TO:

Mistmada Oil Company, Inc.

Attn: Philip T. Warman

123 Robert S. Kerr Avenue

Oklahoma City, OK  73102-6406

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

KNOW ALL MEN BY THESE PRESENTS THAT:

This ASSIGNMENT OF OVERRIDING ROYALTY INTEREST (this “Assignment”) from Mistmada Oil Company, Inc., an Oklahoma corporation, with offices at 123 Robert S. Kerr Avenue, Oklahoma City, OK 73012-6406 (“Assignor”), to SandRidge Permian Trust, a statutory trust formed under the laws of the State of Delaware, with offices at c/o The Bank of New York Mellon Trust Company, N.A., 919 Congress Avenue, Suite 500, Austin, Texas 78701 (the “Trust” or the “Assignee”), is delivered to be effective as of 12:01 a.m. Central Time, April 1, 2011 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein individually as a “Party” and collectively as “Parties.”

RECITALS

WHEREAS, Assignor is the owner of (i) a certain term overriding royalty interest covering the lands and leases described in Exhibit A hereto assigned to Assignor by SandRidge Exploration and Production, LLC, a Delaware limited liability company (“SandRidge E&P”), and further described in that certain recorded instrument entitled “Term Overriding Royalty Interest Conveyance (PDP)” (the “PDP Conveyance”), and (ii) a certain term overriding royalty interest covering the lands and leases described in Exhibit A hereto assigned to Assignor by SandRidge E&P and further described in that certain recorded instrument entitled “Term Overriding Royalty Interest Conveyance (Development)” (the “Development Conveyance” and, together with the PDP Conveyance, the “Conveyances”); and

WHEREAS, the Conveyances were filed in the records of the County Clerk of Andrews County, Texas, as described in Exhibit B hereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Conveyance. Effective as of the Effective Time, Assignor, for good and valuable consideration in hand paid by Assignee, hereby GRANTS, BARGAINS, SELLS,

ASSIGNS, TRANSFERS, CONVEYS, SETS OVER AND DELIVERS to Assignee, without recourse or warranty (except the special warranty expressly provided below) or representation of any kind, all of its right, title and interest in and to the “Royalty Interest” (as defined in the PDP Conveyance) and the “Royalty Interest” (as defined in the Development Conveyance) (collectively, the “Transferred Interests”), and any and all of the other rights arising from or under the Conveyances with respect to the Transferred Interests (collectively, the “Assigned Rights”). All persons are referred to the Conveyances for the terms thereof and for specific descriptions of the “Royalty Interest” created under each Conveyance.

Assignor hereby binds itself, its successors and assigns to warrant and forever defend the title to the Transferred Interests and the Assigned Rights herein granted, conveyed, assigned and transferred unto Assignee, its successors and assigns, against the lawful claims and demands of every person whomsoever claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

2.             Assumption; Acceptance. Assignee hereby assumes the express obligations of the “Assignee” under the Conveyances with respect to the Transferred Interests and the Assigned Rights to the extent such obligations arise under the terms of the Conveyances, and agrees to accept, take subject to and be bound by the terms and conditions of the Conveyances to the same extent as if Assignee, in such capacity, were the “Assignee” under the Conveyances.

3.             Counterparts. This Assignment may be executed in any number of counterparts, all of which are identical. Every counterpart of this Assignment shall be deemed to be an original for all purposes, and all such counterparts together shall constitute one and the same instrument.  As between the Parties, any signature hereto delivered by a Party by facsimile transmission or email pdf. shall be deemed an original hereto.

4.             Governing Law. WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION, THIS ASSIGNMENT SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

5.             Limitation of Liability. It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by The Bank of New York Mellon Trust Company, N.A. (“Trustee”), not individually or personally, but solely as trustee to the Trust in the exercise of the powers and authority conferred and vested in it and (ii) under no circumstances shall the Trustee be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Assignee under this Assignment.

6.             Further Assurances. Each of the Parties shall execute and deliver, at the reasonable request of the other Party, such additional documents, instruments, conveyances and assurances and take such further actions as such other Party may reasonably request to carry out the provisions hereof and give effect to the transactions contemplated by this Assignment.

7.             Delivery and Acceptance.  Notwithstanding the date(s) of execution of this Assignment as reflected in the acknowledgments below, this Assignment has been delivered by

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Assignor and accepted by Assignee immediately following the delivery of the Conveyances by SandRidge E&P and the acceptance thereof by Assignor.

[Signature page follows]

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IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

Mistmada Oil Company, Inc.

By:
	Name:	James D. Bennett
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Assignment]

SandRidge Permian Trust

By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
	Name:	Michael J. Ulrich
	Title:	Vice President

[Signature Page to Assignment]

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on April        , 2011, by James D. Bennett as Executive Vice President and Chief Financial Officer of Mistmada Oil Company, Inc., an Oklahoma corporation, on behalf of said corporation.

WITNESS my hand and official seal this           day of                             , 2011.

NOTARY PUBLIC,
State of

(printed name)

My commission expires:

[SEAL]

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on                                     , 2011, by Michael J. Ulrich as Vice President of The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States of America, the Trustee of SandRidge Permian Trust, a Delaware statutory trust, on behalf of said national banking association and trust.

WITNESS my hand and official seal this              day of                          , 2011.

NOTARY PUBLIC,
State of

(printed name)

My commission expires:

[SEAL]

EXHIBIT A

(Lease exhibit)

EXHIBIT B

1.             Term Overriding Royalty Interest Conveyance (PDP), by and between SandRidge Exploration and Production, LLC, a Delaware limited liability company, as Assignor, and, Mistmada Oil Company, Inc., an Oklahoma corporation, as Assignee.

County	Book/Page	Date Recorded

Andrews County, TX		August , 2011

2.             Term Overriding Royalty Interest Conveyance (Development), by and between SandRidge Exploration and Production, LLC, a Delaware limited liability company, as Assignor, and Mistmada Oil Company, Inc., an Oklahoma corporation, as Assignee.

County	Book/Page	Date Recorded

Andrews County, TX		August , 2011